UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 31, 2003


                            THE PENN TRAFFIC COMPANY
             (Exact name of registrant as specified in its charter)




 Delaware                              1-9930                   25-0716800
(State or other jurisdiction        (Commission              (I.R.S. Employer
 of incorporation)                  File Number)            Identification No.)


1200 State Fair Boulevard, Syracuse, New York           13221-4737
  (Address of principal executive offices)              (zip code)


                                 (315) 453-7284
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

         On July 31, 2003, the registrant issued the press release attached as
Exhibit 99.1 to this report, which is incorporated by reference into this Item.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The press release of the registrant is attached as Exhibit 99.1 to this report.


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 1, 2003


                                           THE PENN TRAFFIC COMPANY



                                           By: /s/   Joseph V. Fisher
                                               --------------------------------
                                               Name: Joseph V. Fisher
                                               Title: President and
                                                      Chief Executive Officer


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                                  EXHIBIT LIST

         EXHIBIT                    DESCRIPTION
         -------                    -----------

          99.1                      Press Release dated July 31, 2003.